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                                                                [Conformed copy]








                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                          June 13, 2002 (June 13, 2002)
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                       1-9076                 13-3295276
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)



           300 Tower Parkway, Lincolnshire, Illinois             60069
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            (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                    ----------------------------


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         Registrant's press release dated June 13, 2002 is furnished herewith as
Exhibit 99 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              99.  Press Release of Registrant dated June 13, 2002.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             FORTUNE BRANDS, INC.
                                             --------------------
                                                 (Registrant)



                                             By   /s/ Mark A. Roche
                                                 -------------------------------
                                                 Mark A. Roche
                                                 Senior Vice President,
                                                   General Counsel and Secretary


Date: June 13, 2002


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                                  EXHIBIT INDEX



                                                                  Sequentially
Exhibit                                                           Numbered Page
-------                                                           -------------


99.    Press release of Registrant dated June 13, 2002.